FOR IMMEDIATE RELEASE

Diversified Restaurant Holdings Reports First Quarter 2017 Results
SOUTHFIELD, MI, May 4, 2017 -- Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) ("DRH" or the "Company"), the largest franchisee for Buffalo Wild Wings® ("BWW") with 64 stores across five states, today announced results for its first quarter ended March 26, 2017.
First Quarter Highlights (from continuing operations)

•	Revenue increased 2.8% to $44.3 million

•	Same-store sales were (0.3%)

•	Achieved net income of $0.8 million, or $0.03 per diluted share

•	Restaurant-level EBITDA of $8.4 million, or 19.0% of sales(1)

•	Adjusted EBITDA was $6.2 million, or 13.9% of sales(1)

•	Total debt, net of cash, reduced $3.0 million in the first quarter
(1)See attached table for a reconciliation of GAAP net income to Restaurant-level EBITDA and Adjusted EBITDA
“Our first quarter results were encouraging and not only validate our decision to focus solely on the BWW business, but demonstrate the strength of the franchise in the face of continued market headwinds,” commented David G. Burke, President and CEO. “Our promotional efforts, such as Half-Price Wing Tuesdays® helped to improve traffic while our delivery service continues to provide incremental sales. The Blazin' Rewards® loyalty program, which has now been rolled out to all 64 locations, continues to attract customers and drive higher tickets for those customers that actively participate in the program.”
There were two favorable calendar shifts in the quarter, Christmas and Easter, which positively impacted same-store sales 170 basis points.
Mr. Burke added, “Our core Midwest markets are performing quite well, while our Florida market remains challenged, particularly in the southern end of our franchise area. And, while restaurant-level margins were pressured during the period as a result of all-time high wing costs and promotional activity, we maintained our disciplined approach to managing costs, produced high operating margins and continue to achieve industry-leading restaurant performance.”

First Quarter Results (Unaudited)
($ in thousands)	Q1 2017	Q1 2016	Change	% Change
Revenue	$44,338.0	$43,143.3	$1,194.7	2.8%
Operating income	$2,366.6	$3,116.0	$(749.4)	(24.0)%
Operating margin	5.3%	7.2%
Net income from continuing operations	$795.6	$1,292.4	$(496.8)	(38.4)%
Diluted net income per share (cont. ops.)	$0.03	$0.05	$(0.02)	(40.0)%

Same-store sales	(0.3)%	(2.2)%

Restaurant-level EBITDA(1)	$8,424.6	$9,294.2	$(869.6)	(9.4)%
Restaurant-level EBITDA margin	19.0%	21.5%
Adjusted EBITDA(1)	$6,157.7	$7,183.9	$(1,026.2)	(14.3)%
Adjusted EBITDA margin	13.9%	16.7%

(1)Please see attached table for a reconciliation of GAAP net income to Restaurant-level EBITDA and Adjusted EBITDA

Balance Sheet Highlights - Continuing Operations
Cash and cash equivalents were $5.4 million at March 26, 2017, compared with $4.0 million at 2016 year-end. Total debt decreased $1.6 million to $119.6 million at the end of the first quarter. Capital expenditures were $1.4 million and were primarily for one restaurant under construction and restaurant refreshes and remodels. Capital expenditures were $6.4 million in the first quarter of 2016.
Fiscal 2017 Guidance
The Company expects the following in 2017:

•	Revenue of $173 million to $178 million

•	Restaurant-level EBITDA of $33 million to $36 million

•	Adjusted EBITDA between $23.5 million to $26.5 million

•	Capital expenditures of approximately $4 million to $6 million

•	One new restaurant: currently in development and expected to open in the second quarter

•	Two to four remodels: planned at approximately $0.6 million each
Webcast, Conference Call and Presentation
DRH will host a conference call and live webcast on Friday, May 5, 2017 at 10:00 A.M. Eastern Time, during which management will review the financial and operating results for the first quarter, and discuss its corporate strategies and outlook. A question-and-answer session will follow.
The teleconference can be accessed by calling (201) 389-0879. The webcast can be monitored at www.diversifiedrestaurantholdings.com. A presentation that will be referenced during the conference call is also available on the website.

A telephonic replay will be available from 1:00 P.M. ET on the day of the call through Friday, May 12, 2017. To listen to the archived call, dial (412) 317-6671 and enter replay pin number 13659679, or access the webcast replay at www.diversifiedrestaurantholdings.com, where a transcript will also be posted once available.
About Diversified Restaurant Holdings, Inc.
Diversified Restaurant Holdings, Inc. is the largest franchisee for Buffalo Wild Wings Grill & Bar with
64 BWW franchised restaurants in key markets in Florida, Illinois, Indiana, Michigan and Missouri. The Company routinely posts news and other important information on its website at www.diversifiedrestaurantholdings.com.

Safe Harbor Statement
The information made available in this news release and the Company’s May 5, 2017 earnings conference call contain forward-looking statements which reflect DRH's current view of future events, results of operations, cash flows, performance, business prospects and opportunities. Wherever used, the words "anticipate," "believe," "expect," "intend," "plan," "project," "will continue," "will likely result," "may," and similar expressions identify forward-looking statements as such term is defined in the Securities Exchange Act of 1934. Any such forward-looking statements are subject to risks and uncertainties, actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities could differ materially from historical results or current expectations. Some of these risks include, without limitation, the impact of economic and industry conditions, competition, food and drug safety issues, store expansion and remodeling, labor relations issues, costs of providing employee benefits, regulatory matters, legal and administrative proceedings, information technology, security, severe weather, natural disasters, accounting matters, other risk factors relating to business or industry and other risks detailed from time to time in the Securities and Exchange Commission filings of DRH. Forward-looking statements contained herein speak only as of the date made and, thus, DRH undertakes no obligation to update or publicly announce the revision of any of the forward-looking statements contained herein to reflect new information, future events, developments or changed circumstances or for any other reason.

Investor and Media Contact:
Deborah K. Pawlowski
Kei Advisors LLC
716.843.3908
dpawlowski@keiadvisors.com

FINANCIAL TABLES FOLLOW

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

	Three Months Ended
	March 26, 2017	March 27, 2016
Revenue	$44,337,964	$43,143,252
Operating expenses
Restaurant operating costs (exclusive of depreciation and amortization shown separately below):
Food, beverage, and packaging costs	13,038,426	12,059,759
Compensation costs	10,965,530	10,520,246
Occupancy costs	2,893,852	2,766,459
Other operating costs	9,029,876	8,573,747
General and administrative expenses	2,356,966	2,174,291
Pre-opening costs	31,370	123,443
Depreciation and amortization	3,633,254	3,762,102
Loss on asset disposal	22,059	47,224
Total operating expenses	41,971,333	40,027,271

Operating profit	2,366,631	3,115,981

Interest expense	(1,575,954)	(1,444,940)
Other income, net	27,167	39,742

Income from continuing operations before income taxes	817,844	1,710,783
Income tax expense	(22,264)	(418,354)
Income from continuing operations	795,580	1,292,429

Discontinued operations
Income (loss) from discontinued operations before income taxes	36,535	(1,423,704)
Income tax (expense) benefit of discontinued operations	(995)	561,679
Income (loss) from discontinued operations	35,540	(862,025)

Net Income	$831,120	$430,404

Basic earnings (loss) per share from:
Continuing operations	$0.03	$0.05
Discontinued operations	$—	$(0.03)
Basic net earnings per share	$0.03	$0.02
Diluted earnings (loss) per share from:
Continuing operations	$0.03	$0.05
Discontinued operations	$—	$(0.03)
Diluted net earnings per share	$0.03	$0.02

Weighted average number of common shares outstanding
Basic	26,629,974	26,298,034
Diluted	26,629,974	26,298,034

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (Unaudited)

	March 26,	December 25,
ASSETS	March 26, 2017(UNAUDITED)	2016
Current assets
Cash and cash equivalents	$5,382,263	$4,021,126
Accounts receivable	88,456	276,238
Inventory	1,631,565	1,700,604
Prepaid and other assets	992,732	1,305,936
Total current assets	8,095,016	7,303,904

Deferred income taxes	16,410,956	16,250,928
Property and equipment, net	54,817,201	56,630,031
Intangible assets, net	2,586,563	2,666,364
Goodwill	50,097,081	50,097,081
Other long-term assets	231,455	233,539
Total assets	$132,238,272	$133,181,847

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$4,121,332	$3,995,846
Accrued compensation	1,980,366	2,803,549
Other accrued liabilities	2,893,239	2,642,269
Current portion of long-term debt	11,313,759	11,307,819
Current portion of deferred rent	194,206	194,206
Total current liabilities	20,502,902	20,943,689

Deferred rent, less current portion	2,043,552	2,020,199
Unfavorable operating leases	571,171	591,247
Other long-term liabilities	3,570,054	3,859,231
Long-term debt, less current portion	108,263,169	109,878,201
Total liabilities	134,950,848	137,292,567

Commitments and contingencies (Notes 3, 11 and 12)

Stockholders' deficit
Common stock - $0.0001 par value; 100,000,000 shares authorized; 26,636,346 and 26,632,222, respectively, issued and outstanding	2,611	2,610
Additional paid-in capital	21,489,849	21,355,270
Accumulated other comprehensive loss	(769,778)	(934,222)
Accumulated deficit	(23,435,258)	(24,534,378)
Total stockholders' deficit	(2,712,576)	(4,110,720)

Total liabilities and stockholders' deficit	$132,238,272	$133,181,847

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Three Months Ended
	March 26, 2017	March 27, 2016
Cash flows from operating activities
Net income	$831,120	$430,404
Net income (loss) from discontinued operations	35,540	(862,025)
Net income from continuing operations	795,580	1,292,429
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	3,633,254	3,762,102
Amortization of debt discount and loan fees	52,443	50,880
Amortization of gain on sale-leaseback	(34,794)	(39,302)
Impairment and loss on asset disposals	22,059	47,225
Share-based compensation	123,082	97,426
Deferred income taxes	23,259	317,225
Changes in operating assets and liabilities that provided (used) cash
Accounts receivable	187,782	(309,327)
Inventory	69,039	(13,670)
Prepaid and other assets	313,204	240,947
Intangible assets	(18,915)	46,107
Other long-term assets	2,084	(8,792)
Accounts payable	(208,157)	(289,041)
Accrued liabilities	(577,438)	(942,775)
Deferred rent	23,353	24,124
Net cash provided by operating activities of continuing operations	4,405,835	4,275,558
Net cash provided by (used in) operating activities of discontinued operations	35,540	(1,163,832)
Net cash provided by operating activities	4,441,375	3,111,726

Cash flows from investing activities
Purchases of property and equipment	(1,430,201)	(6,405,269)
Net cash used in investing activities of continuing operations	(1,430,201)	(6,405,269)
Net cash used in investing activities of discontinued operations	—	(1,101,142)
Net cash used in investing activities	(1,430,201)	(7,506,411)

Cash flows from financing activities
Proceeds from issuance of long-term debt	1,217,621	3,311,231
Repayments of long-term debt	(2,879,156)	(7,500,000)
Proceeds from employee stock purchase plan	11,498	10,707
Net cash used in financing activities	(1,650,037)	(4,178,062)

Net increase (decrease) in cash and cash equivalents	1,361,137	(8,572,747)

Cash and cash equivalents, beginning of period	4,021,126	13,499,890

Cash and cash equivalents, end of period	$5,382,263	$4,927,143

DIVERSIFIED RESTAURANT HOLDINGS, INC. AND SUBSIDIARIES
Reconciliation between Net Income and Adjusted EBITDA and Adjusted Restaurant-Level EBITDA

	Three Months Ended (Unaudited)
	March 26, 2017	March 27, 2016
Net lncome	$831,120	$430,404
+ (Income) loss from discontinued operations	(35,540)	862,025
+ Income tax expense	22,264	418,355
+ Interest expense	1,575,954	1,444,940
+ Other income, net	(27,167)	(39,743)
+ Loss on asset disposal	22,059	47,224
+ Depreciation and amortization	3,633,254	3,762,102
EBITDA	$6,021,944	$6,925,307
+ Pre-opening costs	31,370	123,443
+ Non-recurring expenses (Restaurant-level)	14,300	71,184
+ Non-recurring expenses (Corporate-level)	90,097	63,954
Adjusted EBITDA	$6,157,711	$7,183,888
Adjusted EBITDA margin (%)	13.9%	16.7%
+ General and administrative	2,356,966	2,174,291
+ Non-recurring expenses (Corporate-level)	(90,097)	(63,954)
Restaurant–Level EBITDA	$8,424,580	$9,294,225
Restaurant–Level EBITDA margin (%)	19.0%	21.5%

Restaurant-Level EBITDA represents net income (loss) plus the sum of non-restaurant specific general and administrative expenses, restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses related to acquisitions, equity offerings or other non-recurring expenses. Adjusted EBITDA represents net income (loss) plus the sum of restaurant pre-opening costs, loss on property and equipment disposals, depreciation and amortization, other income and expenses, interest, taxes, and non-recurring expenses. We are presenting Restaurant-Level EBITDA and Adjusted EBITDA, which are not presented in accordance with GAAP, because we believe they provide an additional metric by which to evaluate our operations. When considered together with our GAAP results and the reconciliation to our net income, we believe they provide a more complete understanding of our business than could be obtained absent this disclosure. We use Restaurant-Level EBITDA and Adjusted EBITDA together with financial measures prepared in accordance with GAAP, such as revenue, income from operations, net income, and cash flows from operations, to assess our historical and prospective operating performance and to enhance the understanding of our core operating performance. Restaurant-Level EBITDA and Adjusted EBITDA are presented because: (i) we believe they are useful measures for investors to assess the operating performance of our business without the effect of non-cash depreciation and amortization expenses; (ii) we believe investors will find these measures useful in assessing our ability to service or incur indebtedness; and (iii) they are used internally as benchmarks to evaluate our operating performance or compare our performance to that of our competitors.

Additionally, we present Restaurant-Level EBITDA because it excludes the impact of general and administrative expenses and restaurant pre-opening costs, which is non-recurring. The use of Restaurant-Level EBITDA thereby enables us and our investors to compare our operating performance between periods and to compare our operating performance to the performance of our competitors. The measure is also widely used within the restaurant industry to evaluate restaurant level productivity, efficiency, and performance. The use of Restaurant-Level EBITDA and Adjusted EBITDA as performance measures permits a comparative assessment of our operating performance relative to our performance based on GAAP results, while isolating the effects of some items that vary from period to period without any correlation to core operating performance or that vary widely among similar companies. Companies within our industry exhibit significant variations with respect to capital structure and cost of capital (which affect interest expense and tax rates) and differences in book depreciation of property and equipment (which affect relative depreciation expense), including significant differences in the depreciable lives of similar assets among various companies. Our management team believes that Restaurant-Level EBITDA and Adjusted EBITDA facilitate company-to-company comparisons within our industry by eliminating some of the foregoing variations.
Restaurant-Level EBITDA and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered in isolation or as an alternative to net income, income from operations, net cash provided by operating, investing, or financing activities, or other financial statement data presented as indicators of financial performance or liquidity, each as presented in accordance with GAAP. Neither Restaurant-Level EBITDA nor Adjusted EBITDA should be considered as a measure of discretionary cash available to us to invest in the growth of our business. Restaurant-Level EBITDA and Adjusted EBITDA as presented may not be comparable to other similarly titled measures of other companies and our presentation of Restaurant-Level EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual items. Our management recognizes that Restaurant-Level EBITDA and Adjusted EBITDA have limitations as analytical financial measures.

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